UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

Item 1. Reports to Stockholders.

Where discipline meets common sense.

Semi-Annual Report

February 28, 2014

Meritage Yield-Focus Equity Fund MPYEX/MPYIX

Meritage Growth Equity Fund MPGEX/MPGIX

Meritage Value Equity Fund MPVEX/MVEBX

913.345.7000	www.meritageportfoliofunds.com	7500 College Blvd., Suite 1212, Overland Park, KS 66210

Dear Fellow Shareholders:

Meritage Portfolio Management launched three mutual funds on December 20, 2013: Meritage Growth Equity Fund, Meritage Value Equity Fund and Meritage Yield-Focus Equity Fund. The first fiscal year will end August 31, 2014, so February 28, 2014 marks the half-way point even though it is less than six months after the inception of the funds. We are pleased to have the opportunity to write this inaugural letter, and communicate with you, accordingly.

Launching our mutual funds was a natural extension of our business. The funds are based on the separately managed account strategies Meritage has been using for over 10 years to manage assets for institutions, families and corporations. Extending these strategies to mutual funds allows us to better serve our existing clients as well as bring our investment capabilities to new investors.

Since Meritage is probably new to many of you, we will spend the next few paragraphs sharing some of our thoughts on investing. We think this will be helpful to you in getting to know us better and will also provide a good foundation for the discussion of the portfolio results attached to this letter.

•

Our investment process starts with the belief that stock prices are more volatile than the corresponding underlying business valuations, and this volatility creates opportunities for skilled investors to buy companies at a discount to their value. For example the price of Apple stock closed at $549/share on January 2, 2013, dropped to a price of $385/share on April 19th, and then rose to $575/share later in the year. The January – April decline was approximately 30% and the subsequent rise to $575/share in December was a 49% increase. (1)

•

Did the underlying value of the company vary this much, following the down-and-up pattern described here, during 2013? We don’t think so! And it’s worth noting that the mispricing of Apple, which occurred as a result of the stock price volatility, happened to a large-cap company that is perhaps the most widely followed and analyzed company in the world, i.e., the type of company where all the known information is supposedly efficiently priced into the stock, thereby eliminating the opportunity for investors to identify a mispriced company and make a corresponding excess profit.

•

We are value-centric equity investors. The key, in our opinion, to finding and consistently investing in stocks when they are “valuable” rests with the breadth and depth of a comprehensive and systematic security selection process. In our work stocks are mispriced relative to the underlying company, and relative to each other, often enough that a portfolio can be created for investors that provides a much better investment opportunity than a corresponding “benchmark” portfolio such as the S&P 500 Index or other style specific indices.

•	The hallmarks of the Meritage investment process are:

–	A value-driven mindset, emphasizing a margin of safety between our estimated value of the security and the market price;

–	A systematic investment process, combining the power of quantitative research with the benefit of a qualitative analysis focused on managing risk; and

–	An opportunistic mentality, leading the portfolio managers to invest in their best ideas, regardless of market cap size, in both domestic and foreign markets.

(1)

This example is being used merely to demonstrate how the variance between volatile stock prices and perceived company values can create opportunity for investors. The Meritage mutual funds were not operational until December 20, 2013 and, as a result, were not in a position to take advantage of the opportunity presented. The Meritage Growth Equity Fund did purchase Apple stock in December and continued to hold a position at the time of writing this letter.

•

We believe markets are too broad and complex to approach unsystematically, and the quantitative process we employ is highly effective in evaluating a broad universe of securities. It is grounded in factors that we believe drive stock prices – valuation, cash flow return on investment, profitability, growth, investor sentiment, momentum, and management IQ – and it also provides a discipline that helps protect against emotion and biases which often lead to irrational behavior.

•

Each week we screen over 6,500 common stocks in our Value and Growth models, focusing on factors that we have extensively tested to be predictive of stock price performance versus the corresponding benchmark. These factors are ranked 1 – 100 (1 being the best) and then scored in a normal distribution. Stocks that score 20 or better – generally about 3% of the working universe, and more than two standard deviations away from the mean – are candidates for further analysis and potential purchase, as based on our work they have the greatest probability of outperforming the other stocks in the universe.

•

All investment disciplines have their limitations, however, and as helpful as our quantitative framework is, like other quantitative processes it does not capture all the information relevant to making a good investment decision. As a result, we complement our quantitative process with stock-specific, proprietary qualitative research before making a final investment decision.

•

We also emphasize “optimal diversification” in constructing our portfolios. It’s our concept of being concentrated enough to generate attractive excess returns yet diversified enough to help manage risk. The resulting portfolios will typically be invested in 45 – 60 companies.

In closing, we would like to thank you for your support and entrusting us with your investment dollars. In conjunction with this we hope the information provided in this letter, including the attached discussions of the portfolio results, gives you a better understanding of our investment process. We also hope that we are able to help you meet your investment needs in the years to come.

Sincerely,

Mark Eveans, CFA

President and Chief Investment Officer

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

Meritage Growth Equity Fund

For the period beginning December 20, 2013, the fund’s inception, through February 28, 2014, the Meritage Growth Equity Fund Institutional Class and Investors Class returned 3.00%, and 2.90%, respectively. These returns compare to the 4.75% total return for the Russell 1000 Growth Index during this same time frame.

A core founding premise of the Meritage Growth Equity Fund is that the richest opportunity for creating value added return lies primarily with superior stock selection skills. The Meritage comprehensive security selection process searches globally for the most attractive, value-driven growth stock opportunities.

As for traditional sectors, information technology and healthcare were the two most positive contributors in the period. The two weakest sectors were materials and energy.

Regarding specific issues, NetScout Systems (technology/Internet software and hardware) advanced 30.3%, Akamai Technologies (technology, Internet cloud infrastructure) increased 28.2% and Novo Nordisk ADR (healthcare – Danish pharmaceutical) was ahead 32.0%. Each of these issues clearly carries above-average earnings and asset growth profiles. In addition, our cash flow return on investment driven valuation techniques suggest a further significant and positive difference between the current price and what we believe each to be worth.

As for detractors, MRC Global (energy – products and services) was off 18.6%, and Bed Bath & Beyond (consumer discretionary – household products) was down 12.4%. The former is the largest distributor of pipe, valve and fitting products and services to the energy and industrial markets. The company continues to rank well in our quantitative process. In conjunction with this, while returns in the short-term have been disappointing, we expect the growth in the energy infrastructure to lead to higher sales, profits and corresponding stock price.

Bed, Bath & Beyond is similar in that it, too, continues to rank well in our quantitative process. We think the recent weakness is primarily the result of investments the company is making, which have led to lower returns in the short term. However, we expect these investments to pay off and believe the stock is cheap in the context of the company’s strong cash flow and prospects for growth.

We expect a continuation of the abnormally low interest rate, below average economic growth condition for the world’s leading economies. We believe this environment will continue to favor the Growth strategy’s strong stock selection skillset, which emphasizes conservative valuation techniques.

Meritage Value Equity Fund

For the period beginning December 20, 2013, the fund’s inception, through February 28, 2014, the Meritage Value Equity Fund Institutional Class and Investors Class returned 2.40%, and 2.30%, respectively. These returns compare to the 2.68% total return for the Russell 1000 Value Index during this same time frame.

A core founding premise of the Meritage Value Equity Fund is that the richest opportunity for creating value-added return lies primarily with superior stock selection skills. The Meritage comprehensive security selection process searches globally for the most attractive value opportunities.

As for traditional sectors, information technology and healthcare were the two most positive contributors in the period. The two weakest sectors were consumer discretionary and financials.

Regarding specific issues, Skyworks Solutions (technology – semiconductors) gained 28.1%, and Teva Pharmaceuticals (healthcare – proprietary and generic drugs) was up 27.0%. Another notable gainer was Baker

Hughes (energy – service) which gained 17.9%. All three issues have very attractive ranks in our process, with improving cash flow return on investment, very attractive low/no debt on the balance sheet, and consistent free cash flow generation.

As for detractors, Horace Mann (financial – insurance) was off 8.7%, AGCO (industrial – farm equipment) was also down 8.7%, and Lukoil (energy – Russian integrated) declined 11.8%. We believe the first two declines were primarily in the category of normal, short-term, random fluctuation, whereas Lukoil is down for other reasons. It is being affected by the current Ukrainian/Russian controversy. We believe all three issues continue to be strong opportunities given their significant undervaluation.

We expect a continuation of the abnormally low interest rate, below average economic growth condition for the world’s leading economies. We believe this environment will continue to favor the Value strategy’s strong stock selection skillset.

Meritage Yield-Focus Equity Fund

For the period beginning December 20, 2013, the fund’s inception, through February 28, 2014, the Meritage Yield-Focus Equity Fund Institutional Class and Investors Class returned 3.40%, and 3.30%, respectively. These returns compare to the 2.76% total return for the Russell 3000 Value Index during this same time frame.

A core founding premise of the Yield-Focus strategy is to earn between 50-75% of the expected long-term equity return, in the form of cash dividends and distributions. The strategy invests in six key primary sectors – common stocks, master limited partnerships, real estate investment trusts, business development companies, convertible preferred stocks, and in rare situations, straight preferred stocks. The Meritage comprehensive security selection process searches globally for attractive yield franchises.

Regarding primary sector performance, yield-driven common stocks, MLPs and the REIT sectors were the strongest positive contributors. No primary sectors were meaningfully negative. More specifically, based on traditional industry sectors, standout positive contributors were found in the energy, consumer discretionary, healthcare, and information technology sectors. Less attractive performance was achieved in the consumer staples, materials, and telecom sectors.

Among the strongest performers were health care issues Eli Lilly and AstraZeneca. Eli Lilly gained 19.8% while AstraZeneca was up 19.5%. Other strong performers were in the REIT sector – Realty Income and STAG Industrial, up 19.6%, and 19.9%, respectively. Average annual dividend payments ranged from 3.4% to 5.4% in this group, all benefitting from strong cash flow dividend coverage.

The two poorest performers among individual holdings were: i) VimpelCom Ltd. ADR, a global provider of telecom services headquartered in Amsterdam, and ii) Norbord, Inc., a Canadian-based international producer of proprietary wood-based panels sold in Canada and the U.S. VimpelCom was down 17.4%, whereas Norbord lost 8.8% during the initial period. The VimpelCom position was sold in January, as it lost its attractive rank due to deterioration in cash flow dividend coverage, simultaneous with new concerns about undue Russian influence on their business activities. Norbord remains a top-ranked holding in the portfolio, and the company continues to develop strong cash flow from operations. With reasonable help from economic activity in upcoming years, dividend payments should be well covered, and the issue carries a very attractive 8% annual yield.

We expect a continuation of the abnormally low interest rate, below average economic growth condition for the world’s leading economies. We believe this environment will continue to favor this strategy’s strong stock selection skillset, combined with its emphasis on equity return from cash dividends and distributions.

Funds distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA).

Diversification does not ensure a profit or guarantee against loss.

Past performance is no guarantee of future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This material must be preceded or accompanied by a prospectus.

INVESTMENT RESULTS – (Unaudited)

Total Return*

(For the period ended February 28, 2014)

Since Inception (December 20, 2013)
Meritage Growth Equity Fund, Institutional Class	3.00%
Russell 1000 Growth Index**	4.75%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated December 19, 2013, were 1.84% of average daily net assets (1.00% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2015, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser.

Total Return*

(For the period ended February 28, 2014)

Since Inception (December 20, 2013)
Meritage Growth Equity Fund, Investor Class	2.90%
Russell 1000 Growth Index**	4.75%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated December 19, 2013, were 2.09% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2015, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance above reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 1000® Growth Index is a widely recognized unmanaged indices of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Total Return*

(For the period ended February 28, 2014)

Since Inception (December 20, 2013)
Meritage Value Equity Fund, Institutional Class	2.40%
Russell 1000 Value Index**	2.68%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated December 19, 2013, were 1.84% of average daily net assets (1.00% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2015, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser.

Total Return*

(For the period ended February 28, 2014)

Since Inception (December 20, 2013)
Meritage Value Equity Fund, Investor Class	2.30%
Russell 1000 Value Index**	2.68%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated December 19, 2013, were 2.09% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2015, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance above reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 1000® Value Index is a widely recognized unmanaged indices of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Total Return*

(For the period ended February 28, 2014)

Since Inception (December 20, 2013)
Meritage Yield-Focus Equity Fund, Institutional Class	3.40%
Russell 3000 Value Index**	2.76%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated December 19, 2013, were 1.48% of average daily net assets (1.00% after fee waivers/expense reimbursements by the Adviser. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2015, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser.

Total Return*

(For the period ended February 28, 2014)

Since Inception (December 20, 2013)
Meritage Yield-Focus Equity Fund, Investor Class	3.30%
Russell 3000 Value Index**	2.76%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated December 19, 2013, were 1.73% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Adviser. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2015, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance above reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 3000® Value Index is a widely recognized unmanaged indices of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

FUND HOLDINGS – (Unaudited)

Meritage Growth Equity Fund Holdings as of February 28, 2014*

*	As a percent of net assets.

The investment objective of the Meritage Growth Equity Fund is to seek growth of capital.

FUND HOLDINGS – (Unaudited)

Meritage Value Equity Fund Holdings as of February 28, 2014*

*	As a percentage of net assets.

The investment objective of the Meritage Value Equity Fund is to seek growth of capital. Income is a secondary objective.

FUND HOLDINGS – (Unaudited)

Meritage Yield-Focus Equity Fund Holdings as of February 28, 2014*

*	As a percent of net assets.

The investment objective of the Meritage Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

Availability of Portfolio Schedule – (Unaudited)

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available at the SEC’s website at www.sec.gov. The Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from December 20, 2013 (commencement of operations) to February 28, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period		Annualized Expense Ratio
Meritage Growth Equity Fund
Institutional Class
Actual	$1,000.00	$1,030.00	$1.89	*	1.00%
Hypothetical**	$1,000.00	$1,019.84	$5.01		1.00%
Investor Class
Actual	$1,000.00	$1,029.00	$2.36	*	1.25%
Hypothetical**	$1,000.00	$1,018.60	$6.26		1.25%
Meritage Value Equity Fund
Institutional Class
Actual	$1,000.00	$1,024.00	$1.89	*	1.00%
Hypothetical**	$1,000.00	$1,019.84	$5.01		1.00%
Investor Class
Actual	$1,000.00	$1,023.00	$2.36	*	1.25%
Hypothetical**	$1,000.00	$1,018.60	$6.26		1.25%
Meritage Yield-Focus Equity Fund
Institutional Class
Actual	$1,000.00	$1,034.00	$1.89	*	1.00%
Hypothetical**	$1,000.00	$1,019.84	$5.01		1.00%
Investor Class
Actual	$1,000.00	$1,033.00	$2.37	*	1.25%
Hypothetical**	$1,000.00	$1,018.60	$6.26		1.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 68/365 (to reflect the period since commencement of operations on December 20, 2013).
**	Assumes 5% return before expenses. The hypothetical example is calculated based on a six month period from September 1, 2013 to February 28, 2014. Accordingly, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the six month period, multiplied by 181/365 (to reflect the one-half year period).

MERITAGE GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

February 28, 2014 (Unaudited)

COMMON STOCKS – 81.76%	Shares	Fair Value
Consumer Discretionary – 18.87%
Bed Bath & Beyond, Inc. *	940	$63,751
CBS Corp. – Class B	860	57,689
Continental AG ADR	1,285	62,229
Fossil Group, Inc. *	330	37,920
Home Depot, Inc./The	460	37,734
Jack in the Box, Inc. *	1,145	65,780
PetSmart, Inc.	1,090	73,095
Polaris Industries, Inc.	600	80,418
Scripps Networks Interactive, Inc. – Class A	1,225	99,519
TJX Cos., Inc./The	2,170	133,368
Valeo SA ADR	1,535	107,128
Walt Disney Co./The	1,065	86,063

		904,694

Consumer Staples – 4.01%
Colgate-Palmolive Co.	1,310	82,307
Henkel AG & Co. KGaA ADR	1,085	109,694

		192,001

Energy – 2.21%
Exxon Mobil Corp.	530	51,023
Schlumberger Ltd.	590	54,870

		105,893

Financials – 3.19%
ACE Ltd.	710	69,488
Allstate Corp./The	1,535	83,289

		152,777

Health Care – 10.63%
Amgen, Inc.	325	40,307
Edwards LifeSciences Corp. *	1,200	83,712
McKesson Corp.	875	154,919
Medtronic, Inc.	735	43,556
Novo-Nordisk A/S ADR	2,295	109,081
United Therapeutics Corp. *	770	78,093

		509,668

Industrials – 18.03%
AMETEK, Inc.	1,330	70,809
Danaher Corp.	1,855	141,889
Deluxe Corp.	900	45,432
Equifax, Inc.	870	60,952
Hubbell, Inc. – Class B	645	77,103

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

February 28, 2014 (Unaudited)

COMMON STOCKS – 81.76% – continued	Shares	Fair Value
Industrials – 18.03% – continued
Hyster-Yale Materials Handling, Inc. – Class A	585	$59,050
Lincoln Electric Holdings, Inc.	910	68,223
MRC Global, Inc. *	2,650	68,158
Rockwell Automation, Inc.	440	54,050
Southwest Airlines Co.	2,385	53,519
UniFirst Corp.	470	51,554
Union Pacific Corp.	630	113,639

		864,378

Information Technology – 24.82%
Activision Blizzard, Inc.	2,325	44,989
Akamai Technologies, Inc. *	775	47,376
Apple, Inc.	304	159,977
Electronics For Imaging, Inc. *	1,575	70,245
Fiserv, Inc. *	1,135	65,887
Google, Inc. – Class A *	137	166,544
International Business Machines Corp.	345	63,884
MasterCard, Inc. – Class A	1,310	101,813
Netscout Systems, Inc. *	1,520	57,730
Oracle Corp.	2,080	81,349
PTC, Inc. *	1,545	60,734
QUALCOMM, Inc.	1,105	83,195
Sanmina Corp. *	4,370	74,115
Sapient Corp. *	3,180	55,364
Ubiquiti Networks, Inc. *	1,145	56,574

		1,189,776

TOTAL COMMON STOCKS (Cost $3,669,744)		3,919,187

EXCHANGE-TRADED FUNDS – 5.88%
iShares Russell 1000 Growth ETF	2,200	193,006
Vanguard Financials ETF	1,990	88,535

TOTAL EXCHANGE-TRADED FUNDS (Cost $278,291)		281,541

MONEY MARKET SECURITIES – 9.64%
Fidelity Institutional Money Market Treasury Portfolio – Class I, 0.01% (a)	462,191	462,191

TOTAL MONEY MARKET SECURITIES (Cost $462,191)		462,191

TOTAL INVESTMENTS – 97.28% (Cost $4,410,226)		4,662,919

Other Assets in Excess of Liabilities – 2.72%		130,584

TOTAL NET ASSETS – 100.00%		$4,793,503

(a)	Rate disclosed is the seven day yield as of February 28, 2014.

*	Non-income producing security.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS

February 28, 2014 (Unaudited)

COMMON STOCKS – 80.31%	Shares	Fair Value
Consumer Discretionary – 4.19%
Ford Motor Co.	3,835	$59,021
Iconix Brand Group, Inc. *	1,335	53,720
Steven Madden Ltd. *	2,305	84,017

		196,758

Consumer Staples – 2.54%
CVS Caremark Corp.	1,630	119,218

Energy – 13.19%
Baker Hughes, Inc.	1,160	73,405
Chevron Corp.	630	72,658
ConocoPhillips	1,135	75,478
Ensco PLC – Class A	1,265	66,615
Exxon Mobil Corp.	760	73,165
Halliburton Co.	1,230	70,110
Lukoil ADR	1,195	65,008
National Oilwell Varco, Inc.	790	60,862
Royal Dutch Shell PLC ADR	845	61,575

		618,876

Financials – 18.70%
Discover Financial Services	1,135	65,126
Horace Mann Educators Corp.	2,445	69,951
ING U.S., Inc.	2,515	90,213
KeyCorp	6,360	83,761
MetLife, Inc.	1,815	91,966
Primerica, Inc.	2,070	92,777
Prudential Financial, Inc.	1,190	100,650
Reinsurance Group of America, Inc.	1,125	86,614
Torchmark Corp.	1,405	108,902
Wells Fargo & Co.	1,880	87,270

		877,230

Health Care – 12.83%
Aetna, Inc.	870	63,258
CIGNA Corp.	710	56,509
Eli Lilly & Co.	1,260	75,109
Humana, Inc.	870	97,840
Magellan Health Services, Inc. *	1,330	81,316
Mednax, Inc. *	1,160	70,551
Teva Pharmaceutical Industries Ltd. ADR	1,785	89,054
UnitedHealth Group, Inc.	885	68,384

		602,021

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

February 28, 2014 (Unaudited)

COMMON STOCKS – 80.31% – continued	Shares	Fair Value
Industrials – 11.39%
AGCO Corp.	1,265	$66,387
Dover Corp.	1,145	107,974
EnerSys	1,600	113,664
Huron Consulting Group, Inc. *	865	57,237
Northrop Grumman Corp.	965	116,794
Valmont Industries, Inc.	495	72,087

		534,143

Information Technology – 13.91%
Arrow Electronics, Inc. *	1,865	105,615
Brocade Communications Systems, Inc. *	11,885	113,739
Check Point Software Technologies Ltd. *	1,050	70,791
CSG Systems International, Inc.	1,565	43,820
Hewlett-Packard Co.	2,130	63,644
Skyworks Solutions, Inc. *	3,000	106,380
Symantec Corp.	2,890	62,077
Synopsys, Inc. *	2,135	86,254

		652,320

Telecommunication Services – 3.56%
Deutsche Telekom AG ADR	5,985	100,961
Nippon Telegraph & Telephone Corp. ADR	2,345	66,223

		167,184

TOTAL COMMON STOCKS (Cost $3,548,048)		3,767,750

EXCHANGE-TRADED FUNDS – 8.83%
iShares S&P 500 Value Index Fund	1,900	161,766
SPDR S&P Bank ETF	2,540	83,820
Utilities Select Sector SPDR Fund	4,170	168,676

TOTAL EXCHANGE-TRADED FUNDS (Cost $405,614)		414,262

MONEY MARKET SECURITIES – 7.39%
Fidelity Institutional Money Market Treasury Portfolio – Class I, 0.01% (a)	346,776	346,776

TOTAL MONEY MARKET SECURITIES (Cost $346,776)		346,776

TOTAL INVESTMENTS – 96.53%(Cost $4,300,438)		4,528,788

Other Assets in Excess of Liabilities – 3.47%		162,579

TOTAL NET ASSETS – 100.00%		$4,691,367

(a)	Rate disclosed is the seven day yield as of February 28, 2014.

*	Non-income producing security.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS

February 28, 2014 (Unaudited)

COMMON STOCKS – 80.07%	Shares	Fair Value
Consumer Discretionary – 3.11%
Garmin Ltd.	1,465	$78,612
Superior Industries International, Inc.	1,430	26,140

		104,752

Consumer Staples – 5.75%
Altria Group, Inc.	1,870	67,806
Lorillard, Inc.	1,160	56,910
Reynolds American, Inc.	1,350	68,621

		193,337

Energy – 16.08%
BP PLC ADR	1,085	54,912
Energy Transfer Equity LP	790	34,484
Energy Transfer Partners LP	495	27,487
Eni SpA ADR	1,025	49,139
Enterprise Products Partners LP	915	61,406
Golar LNG Partners LP (a)	1,540	46,523
Plains All American Pipeline LP	1,290	69,879
Plains GP Holdings LP (a)	1,185	33,180
Targa Resources Corp.	340	32,898
Targa Resources Partners LP (a)	755	40,536
Vanguard Natural Resources LLC (a)	1,305	38,967
Williams Partners LP	1,030	51,098

		540,509

Financials – 12.82%
Ares Capital Corp.	2,955	53,279
Bank of Montreal	745	49,148
BGC Partners, Inc.	4,260	28,968
Canadian Imperial Bank of Commerce	520	43,581
Fifth Street Finance Corp.	5,200	51,064
KKR & Co. LP (a)	2,675	64,575
KKR Financial Holdings LLC (a)	3,455	42,220
Power Financial Corp.	1,245	39,230
Zurich Insurance Group AG ADR	1,925	58,828

		430,893

Health Care – 6.53%
AstraZeneca PLC ADR	880	59,629
Eli Lilly & Co.	875	52,159
GlaxoSmithKline PLC ADR	830	46,430
Pfizer, Inc.	1,915	61,491

		219,709

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

February 28, 2014 (Unaudited)

COMMON STOCKS – 80.07% – continued	Shares	Fair Value
Industrials – 5.23%
Ennis, Inc.	1,610	$25,438
Lockheed Martin Corp.	515	83,584
Navios Maritime Partners LP	1,510	25,821
Norbord, Inc.	1,465	40,866

		175,709

Information Technology – 4.59%
Electro Rent Corp.	1,505	27,346
Intel Corp.	2,290	56,700
Intersil Corp. – Class A	2,470	31,418
Silicon Motion Technology Corp. ADR	2,320	38,721

		154,185

Materials – 0.99%
CVR Partners LP (a)	1,680	33,348

Real Estate Investment Trusts – 6.39%
EPR Properties	1,065	56,722
Lexington Realty Trust	2,515	28,696
Medical Properties Trust, Inc.	3,660	48,275
Realty Income Corp.	1,155	51,305
STAG Industrial, Inc.	1,275	29,720

		214,718

Telecommunication Services – 9.96%
AT&T, Inc.	1,405	44,862
BCE, Inc. ADR	1,155	50,358
CenturyLink, Inc.	1,375	42,983
Telecom Corporation of New Zealand Ltd. ADR	3,470	36,140
Telefonica Brasil SA ADR	2,725	50,821
Telstra Corp. Ltd. ADR	2,040	46,267
Verizon Communications, Inc.	473	22,488
Vodafone Group PLC ADR	982	40,829

		334,748

Utilities – 8.62%
Centrica PLC ADR	2,455	52,635
E.ON AG ADR	2,840	53,932
Entergy Corp.	630	40,207
PPL Corp.	1,710	55,216
Public Service Enterprise Group, Inc.	1,245	45,642
Westar Energy, Inc.	1,230	42,091

		289,723

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

February 28, 2014 (Unaudited)

COMMON STOCKS – 80.07% – continued	Shares	Fair Value

TOTAL COMMON STOCKS (Cost $2,583,134)		$2,691,631

PREFERRED STOCKS – 1.52%
Real Estate Investment Trusts – 1.52%
Weyerhaeuser Co., Series A, 6.375%	940	51,192

TOTAL PREFERRED STOCKS (Cost $50,962)		51,192

EXCHANGE-TRADED FUNDS – 3.26%
SPDR S&P Dividend ETF	1,500	109,590

Total Exchange-Traded Funds (Cost $109,771)		109,590

MONEY MARKET SECURITIES – 11.41%
Fidelity Institutional Money Market Treasury Portfolio – Class I, 0.01% (b)	383,550	383,550

TOTAL MONEY MARKET SECURITIES (Cost $383,550)		383,550

TOTAL INVESTMENTS – 96.26% (Cost $3,127,417)		3,235,963

Other Assets in Excess of Liabilities – 3.74%		125,889

TOTAL NET ASSETS – 100.00%		$3,361,852

(a)	Master Limited Partnership.

(b)	Rate disclosed is the seven day yield as of February 28, 2014.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2014 (Unaudited)

	Meritage Growth Equity Fund		Meritage Value Equity Fund		Meritage Yield- Focus Equity Fund
Assets
Investments in securities at value (cost $4,410,226, $4,300,438 and $3,127,417)	$4,662,919		$4,528,788		$3,235,963
Receivable for fund shares sold	316,900		247,350		404,800
Receivable for investments sold	55,318		127,039		8,107
Dividends receivable	4,014		5,236		9,807
Receivable from Adviser	16,233		14,019		17,220
Prepaid organizational costs	5,344		5,377		5,337

Total Assets	5,060,728		4,927,809		3,681,234

Liabilities
Payable for investments purchased	236,330		208,079		288,435
Accrued 12b-1 fees – Investor class	–	(a)	–	(a)	6
Payable to administrator, fund accountant, and transfer agent	19,834		17,322		19,834
Payable to custodian	1,818		1,818		1,818
Payable to trustees	2,132		2,132		2,132
Other accrued expenses	7,111		7,091		7,157

Total Liabilities	267,225		236,442		319,382

Net Assets	$4,793,503		$4,691,367		$3,361,852

Net Assets consist of:
Paid-in capital	$4,536,084		$4,457,320		$3,242,887
Accumulated undistributed net investment income	2,150		2,836		10,788
Accumulated undistributed net realized gain (loss) from investment transactions	2,576		2,861		(369)
Net unrealized appreciation on investments	252,693		228,350		108,546

Net Assets	$4,793,503		$4,691,367		$3,361,852

Net Assets: Institutional Class	$4,792,474		$4,690,344		$3,282,298

Shares outstanding (unlimited number of shares authorized, no par value)	465,247		458,080		317,420

Net asset value, offering and redemption price per share	$10.30		$10.24		$10.34

Net Assets: Investor Class	$1,029		$1,023		$79,554

Shares outstanding (unlimited number of shares authorized, no par value)	100		100		7,701

Net asset value, offering and redemption price per share	$10.29		$10.23		$10.33

(a)	Amount is less than $0.50.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

For the period ended February 28, 2014 (a) (Unaudited)

	Meritage Growth Equity Fund		Meritage Value Equity Fund		Meritage Yield- Focus Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $-, $157 and $328)	$4,872		$5,335		$12,542

Total investment income	4,872		5,335		12,542

Expenses
Investment Adviser fees	2,036		1,870		1,308
12b-1 fees – Investor class	–	(b)	–	(b)	6
Administration expenses	11,319		10,384		11,319
Fund accounting expenses	7,988		6,680		7,988
Transfer agent expenses	10,079		9,871		10,079
Legal expenses	3,997		3,997		3,997
Custodian expenses	1,818		1,818		1,818
Audit expenses	4,797		4,797		4,797
Trustee expenses	2,132		2,132		2,132
Pricing expenses	656		656		656
Report printing expenses	1,627		1,627		1,627
Organizational expenses	929		935		928
Miscellaneous expenses	711		711		713

Total expenses	48,089		45,478		47,368
Fees waived and expenses reimbursed by Adviser	(45,367)		(42,979)		(45,614)

Net operating expenses	2,722		2,499		1,754

Net investment income	2,150		2,836		10,788

Net Realized and Unrealized Gain on Investments
Net realized gain (loss) on investment securities transactions	2,576		201		(371)
Net realized gain on foreign currency transactions	–		–		2
Net realized gain on investment transactions of affiliates	–		2,660	(c)	–
Net change in unrealized appreciation of investment securities	252,693		228,350		108,546

Net realized and unrealized gain on investments	255,269		231,211		108,177

Net increase in net assets resulting from operations	$257,419		$234,047		$118,965

(a)	For the period December 20, 2013 (commencement of operations) to February 28, 2014.
(b)	Amount is less than $0.50.
(c)	See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the period ended February 28, 2014 (a) (Unaudited)

	Meritage Growth Equity Fund	Meritage Value Equity Fund	Meritage Yield- Focus Equity Fund
Increase in Net Assets due to:
Operations
Net investment income	$2,150	$2,836	$10,788
Net realized gain (loss) on investment securities transactions	2,576	2,861 (b)	(369)
Net change in unrealized appreciation of investment securities	252,693	228,350	108,546

Net increase in net assets resulting from operations	257,419	234,047	118,965

Capital Transactions – Institutional Class
Proceeds from shares sold	4,535,140	4,456,620	3,166,808
Amount paid for shares redeemed	(56)	(300)	(1,921)

Total Institutional Class	4,535,084	4,456,320	3,164,887

Capital Transactions – Investor Class
Proceeds from shares sold	1,000	1,000	78,040
Amount paid for shares redeemed	–	–	(40)

Total Investor Class	1,000	1,000	78,000

Net increase in net assets resulting from capital transactions	4,536,084	4,457,320	3,242,887

Total Increase in Net Assets	4,793,503	4,691,367	3,361,852

Net Assets
Beginning of period	–	–	–

End of period	$4,793,503	$4,691,367	$3,361,852

Accumulated undistributed net investment income included in net assets at end of period	$2,150	$2,836	$10,788

Share Transactions – Institutional Class
Shares sold	465,252	458,110	317,617
Shares redeemed	(5)	(30)	(197)

Total Institutional Class	465,247	458,080	317,420

Share Transactions – Investor Class
Shares sold	100	100	7,705
Shares redeemed	–	–	(4)

Total Investor Class	100	100	7,701

Net increase in share transactions	465,347	458,180	325,121
(a)	For the period December 20, 2013 (commencement of operations) to February 28, 2014.
(b)	Includes gain of $2,660 due to investment violation. See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

For a share outstanding during each period

	For the Period Ended February 28, 2014(a) (unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	0.29

Total from investment operations	0.30

Net asset value, end of period	$10.30

Total Return (b)	3.00	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$4,792
Ratio of expenses to average net assets	1.00	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	17.61	%(d)
Ratio of net investment income to average net assets	0.79	%(d)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(15.82	)%(d)
Portfolio turnover rate	10	%(c)

(a)	For the period December 20, 2013 (commencement of operations) to February 28, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

For a share outstanding during each period

	For the Period Ended February 28, 2014 (a) (unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	–	(b)
Net realized and unrealized gain (loss) on investments	0.29

Total from investment operations	0.29

Net asset value, end of period	$10.29

Total Return (c)	2.90	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1
Ratio of expenses to average net assets	1.25	%(e)
Ratio of expenses to average net assets before waiver and reimbursement	22.01	%(e)
Ratio of net investment income to average net assets	(0.18	)%(e)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(19.78	)%(e)
Portfolio turnover rate	10	%(d)

(a)	For the period December 20, 2013 (commencement of operations) to February 28, 2014.
(b)	Amount is less than $0.01.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

For a share outstanding during each period

	For the Period Ended February 28, 2014 (a) (unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	0.23	(b)

Total from investment operations	0.24

Net asset value, end of period	$10.24

Total Return (c)	2.40	%(d)(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$4,690
Ratio of expenses to average net assets	1.00	%(f)
Ratio of expenses to average net assets before waiver and reimbursement	18.13	%(f)
Ratio of net investment income to average net assets	1.14	%(f)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(15.99	)%(f)
Portfolio turnover rate	13	%(d)

(a)	For the period December 20, 2013 (commencement of operations) to February 28, 2014.
(b)	Includes gain of $0.02 from investment violation. See Note 5 in the Notes to the Financial Statements.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	During the period, 0.20% of the Fund’s total return includes gain from investment violation. Excluding this item, the total return would have been 2.20%. See Note 5 in the Notes to the Financial Statements.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

For a share outstanding during each period

	For the Period Ended February 28, 2014 (a) (unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	–	(b)
Net realized and unrealized gain (loss) on investments	0.23	(c)

Total from investment operations	0.23

Net asset value, end of period	$10.23

Total Return (d)	2.30	%(e)(f)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1
Ratio of expenses to average net assets	1.25	%(g)
Ratio of expenses to average net assets before waiver and reimbursement	22.66	%(g)
Ratio of net investment income to average net assets	0.04	%(g)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(19.99	)%(g)
Portfolio turnover rate	13	%(e)

(a)	For the period December 20, 2013 (commencement of operations) to February 28, 2014.
(b)	Amount is less than $0.01.
(c)	Includes gain of $0.02 from investment violation. See Note 5 in the Notes to the Financial Statements.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	During the period, 0.20% of the Fund’s total return includes gain from investment violation. Excluding this item, the total return would have been 2.10%. See Note 5 in the Notes to the Financial Statements.
(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

For a share outstanding during each period

	For the Period Ended February 28, 2014 (a) (unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain (loss) on investments	0.31

Total from investment operations	0.34

Net asset value, end of period	$10.34

Total Return (b)	3.40	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,282
Ratio of expenses to average net assets	1.00	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	27.29	%(d)
Ratio of net investment income to average net assets	6.16	%(d)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(20.13	)%(d)
Portfolio turnover rate	9	%(c)

(a)	For the period December 20, 2013 (commencement of operations) to February 28, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

MERITAGE YIELD-FOCUS EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

For a share outstanding during each period

	For the Period Ended February 28, 2014 (a) (unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain (loss) on investments	0.30

Total from investment operations	0.33

Net asset value, end of period	$10.33

Total Return (b)	3.30	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$80
Ratio of expenses to average net assets	1.25	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	16.18	%(d)
Ratio of net investment income to average net assets	7.06	%(d)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(7.88	)%(d)
Portfolio turnover rate	9	%(c)

(a)	For the period December 20, 2013 (commencement of operations) to February 28, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2014 (Unaudited)

NOTE 1. ORGANIZATION

The Meritage Growth Equity Fund (the “Growth Equity Fund”), the Meritage Value Equity Fund (the “Value Equity Fund”), the Meritage Yield-Focus Equity Fund (the “Yield-Focus Equity Fund”) (each a “Fund” and, collectively the “Funds”) were organized as a diversified series of the Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds each offer two share classes, Institutional Class Shares and Investor Class Shares. The Funds commenced operations on December 20, 2013. The Funds’ investment adviser is Meritage Portfolio Management, Inc. (the “Adviser”). The investment objective of the Growth Equity Fund is to seek growth of capital. The investment objective of the Value Equity Fund is to seek growth of capital. Income is a secondary objective for the Value Equity Fund. The investment objective of the Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

Each Fund’s prospectus provides a description of the investment objective, policies and strategies, along with information on the classes of shares currently being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the period ended February 28, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 28, 2014 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effects on net assets, results of operations or net asset values per share of the Funds.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establish a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 28, 2014 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stock and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the Funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, each Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair valuation pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 28, 2014 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2014:

	Valuation Inputs
Growth Equity Fund	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$3,919,187	$–	$–	$3,919,187
Exchange-Traded Funds	281,541	–	–	281,541
Money Market Securities	462,191	–	–	462,191
Total	$4,662,919	$–	$–	$4,662,919
Value Equity Fund
Common Stocks*	$3,767,750	$–	$–	$3,767,750
Exchange-Traded Funds	414,262	–	–	414,262
Money Market Securities	346,776	–	–	346,776
Total	$4,528,788	$–	$–	$4,528,788
Yield-Focus Equity Fund
Common Stocks*	$2,691,631	$–	$–	$2,691,631
Preferred Stocks	51,192	–	–	51,192
Exchange-Traded Funds	109,590	–	–	109,590
Money Market Securities	383,550	–	–	383,550
Total	$3,235,963	$–	$–	$3,235,963

*	Refer to Schedule of Investments for Industry classifications.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels for the period ended February 28, 2014.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Funds (the “Agreement”), the Adviser manages each Fund’s investments subject to oversight of the Board. As compensation for its management services each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of each Fund. For the period ended February 28, 2014, the Adviser earned fees of $2,036 from the Growth Equity Fund, $1,870 from the Value Equity Fund and $1,308 from the Yield-Focus Equity Fund before the reimbursements described below.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 28, 2014 (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of each Fund until December 31, 2015, so that total annual fund operating expenses do not exceed 1.00%. This operating expense limitation does not apply to borrowing costs (such as interest and dividend expenses on securities sold short), taxes, brokerage fees and commissions, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“Excluded Expenses”). This limitation also excludes any “acquired fund fees and expenses” as that term is described in each Fund’s prospectus.

The waiver and/or reimbursement by the Adviser with respect to the Funds are subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	Amount Waived or Reimbursed	Recoverable through August 31,
Growth Equity Fund	$45,367	2017
Value Equity Fund	42,979	2017
Yield-Focus Equity Fund	45,614	2017

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage each Fund’s business affairs and provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period ended February 28, 2014, HASI earned fees of $11,319 for the Growth Equity Fund, $10,384 for the Value Equity Fund and $11,319 for the Yield-Focus Equity Fund. At February 28, 2014, HASI was owed $7,296 for the Growth Equity Fund, $6,335 for the Value Equity Fund and $7,296 for the Yield-Focus Equity Fund for administrative services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period ended February 28, 2014, HASI earned fees of $10,079 for the Growth Equity Fund, $9,871 for the Value Equity Fund and $10,079 for the Yield-Focus Equity Fund for transfer agent services and reimbursement for out-of- pocket expenses incurred in providing transfer agent services. At February 28, 2014, HASI was owed $7,233 for the Growth Equity Fund, $7,007 for the Value Equity Fund and $7,233 for the Yield-Focus Equity Fund for transfer agent services and out-of-pocket expenses. For the period ended February 28, 2014, HASI earned fees of $7,988 for the Growth Equity Fund, $6,680 for the Value Equity Fund and $7,988 for the Yield-Focus Equity Fund for fund accounting services. At February 28, 2014, HASI was owed $5,305 for the Growth Equity Fund, $3,980 Value Equity Fund and $5,305 for the Yield-Focus Equity Fund for fund accounting services.

Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”).

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares in connection with the promotion and distribution of Fund’s shares or the provision of personal services to

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 28, 2014 (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Funds or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Unified Financial Securities, Inc. (“Unified”) acts as the principal distributor of the Funds’ shares. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended February 28, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Fund	Purchases	Sales
Growth Equity Fund	$4,099,764	$154,305
Value Equity Fund	4,144,416	193,614
Yield-Focus Equity Fund	2,834,825	90,588

During the period ended February 28, 2014, the Adviser purchased shares of Huntington Bancshares, Inc. (“HBAN”), of which Huntington National Bank, Inc. is a subsidiary. Due to the affiliation of Huntington National Bank, Inc. as the parent company of Unified Financial Securities, Inc. (the Fund’s Distributor), the Fund is not permitted to invest in HBAN. Upon notification of this error, the Adviser closed the Fund’s position in HBAN, resulting in a gain of $2,660. As the transaction resulted in a gain, no further action was necessary.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

The Funds did not make any distributions during the period ended February 28, 2014.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

February 28, 2014 (Unaudited)

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since February 28, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

INVESTMENT ADVISORY AGREEMENT APPROVAL (Unaudited)

MERITAGE PORTFOLIO MANAGEMENT, INC.

At the organizational meeting of the Board of Trustees of Capitol Series Trust (“Trust”) on November 19, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Meritage Portfolio Management, Inc. (Meritage) regarding the Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (each a “Fund” and together the “Funds”) (the “Investment Advisory Agreement”). Each Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Meritage and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Meritage (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms and the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. Meritage also met with the Trustees and provided further information regarding its proposed services to the Funds, including but not limited to information regarding its investment philosophy.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following, with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by Meritage; (2) the cost of the services to be provided and the profits to be realized by Meritage from services rendered to the Trust and each Fund; (3) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as each Fund grows and whether the proposed advisory fee for each Fund, and the Funds together, reflects these economies of scale for each Fund’s benefit; and (5) other financial benefits to Meritage resulting from services to be rendered to the Funds. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Meritage’s presentation and the Support Materials, the Board concluded that the overall arrangements between the Trust and Meritage as will be set forth in the Investment Advisory Agreement as it relates to the Funds are fair and reasonable in light of the services that Meritage will perform, the investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services to be provided under the Investment Advisory Agreement with respect to the Funds, noting that such services will include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Meritage on behalf of the Funds; and (5) selecting broker-dealers to execute orders on behalf of the Funds. The Trustees noted the investment philosophy of the portfolio managers and their significant investment and portfolio management experience. The Trustees considered Meritage’s capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Meritage proposes to provide to the Funds under to the Investment Advisory Agreement.

INVESTMENT ADVISORY AGREEMENT APPROVAL (Unaudited)

MERITAGE PORTFOLIO MANAGEMENT, INC.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee associated with each Fund and each class (Meritage Growth Equity Fund: Advisory Fees of 0.75 percent for both the Institutional Class and the Investor Class, with total annual operating expenses capped at 1.00 percent for the Institutional Class and 1.25 percent for the Investors Class; Meritage Value Equity Fund: Advisory Fees of 0.75 percent for both the Institutional Class and the Investor Class, with total annual operating expenses capped at 1.00 percent for the Institutional Class and 1.25 percent for the Investors Class; Meritage Yield-Focus Equity Fund: Advisory Fees of 0.75 percent for both the Institutional Class and the Investor Class, with total annual operating expenses capped at 1.00 percent for the Institutional Class and 1.25% for the Investors Class). The Trustees considered Meritage’s profitability analysis (12 month pro-forma) for services that Meritage will render to the Funds. The Trustees noted that the management fees charged by Meritage to separately managed accounts with assets similar to those projected for the Meritage Funds are consistent with the proposed respective advisory fees for the Meritage Funds. The Trustees also noted that Meritage had contractually agreed to reimburse each Meritage Fund for operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) do not exceed the capped amount with respect to each class of each of Meritage Funds’ average daily net assets. The Trustees concluded that the Meritage’s service relationship with the Meritage Funds will not initially be profitable until assets grow.

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Morningstar benchmark category with similar assets. Trustees noted that the management fees and total operating expense ratio for each Fund compared reasonably with the average and median management fees (after waivers) reported for the benchmark category. While recognizing that it is difficult to compare advisory fees since advisory services provided may vary from one investment adviser to another, the Trustees concluded that Meritage’s proposed advisory fees for each Fund were reasonable.

Economies of Scale. The Trustees considered whether the Funds would benefit from any economies of scale, noting that the proposed investment advisory fee for the Funds did not contain breakpoints. The Trustees noted the fact that each Fund is newly organized and that an increase in assets would most likely not decrease the amount of advisory services that Meritage would need to provide to the Funds. The Trustees also considered that Meritage had agreed to consider breakpoints in the future in response to asset growth. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that Meritage does utilize soft dollar arrangements with respect to portfolio transactions; however, the Trustees noted that Meritage has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Meritage will not receive material additional financial benefits from services rendered to the Funds.

Based upon the Meritage’s presentation and Meeting materials, the Board concluded that the overall arrangements between the Trust and Meritage to be set forth in the Advisory Agreement between the Trust and Meritage are fair and reasonable in light of the services to be performed, investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

CAPITOL SERIES TRUST

Privacy Policy

Capitol Series Trust (the “Trust”) on behalf of each of its series (each a “Fund,” collectively the “Funds”) adopts the following privacy policy in order to safeguard the personal information of its consumers and customers that are individuals in accordance with Securities and Exchange Commission Regulation S-P,17 CFR 284.30.

We collect only relevant information about a Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Trust does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to a Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with a Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to a Fund. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that a shareholder holds shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the shareholders’ financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 261-0104 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 261-0104 and (2) from Funds documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Walter B. Grimm

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer

and President

John C. Swhear, Chief Compliance Officer,

AML Officer and Vice-President

Stacey Havens, Vice President

Robert W. Silva, Chief Financial Officer and

Treasurer

Jay S. Fitton, Secretary

INVESTMENT ADVISER

Meritage Portfolio Management, Inc.

7500 College Boulevard, Suite 1212

Overland Park, KS 66210

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

KPMG LLP

191 West Nationwide Boulevard, Suite 500

Columbus, OH 43215

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND

FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date 4/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date 4/28/14

By (Signature and Title)	/s/ Robert W. Silva
Robert W. Silva, Treasurer and Chief Financial Officer

Date 4/28/14